SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                          July 29, 2002 (July 26, 2002)
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                Date of Report (Date of earliest event reported)

                           American Lawyer Media, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

           Delaware              333-50117                 13-3980414
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       (State or Other       (Commission File No.)       (I.R.S. Employer
       Jurisdiction of                                    Identification
        Incorporation)                                         No.)

               345 Park Avenue South
                 New York, New York                  10010
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              (Address of Principal                (Zip Code)
                Executive Offices)

                                 (212) 779-9200
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              (Registrant's telephone number, including area code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)




Item 4.  Changes in Registrant's Certifying Accountant

         On July 26, 2002, the Board of Directors of American Lawyer Media, Inc. (the "Company") dismissed the Company's current independent auditors, Arthur Andersen LLP and, on July 26, 2002, approved the engagement of Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2002.

         The reports of Arthur Andersen LLP on the Company's financial statements as of and for the years ending December 31, 2001 and 2000 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the Company's two most recent fiscal years ended December 31, 2001 and 2000, and the subsequent interim period from January 1, 2002 through July 26, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused Arthur Andersen LLP to make reference to the matter in their report. There were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

         Prior to the dismissal of Arthur Andersen LLP, the Company did not consult with Ernst & Young LLP regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of disagreement on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or a reportable event (as defined in paragraph 304(a)(1)(v) of Regulation S-K).

         The Company has provided Arthur Andersen LLP with a copy of the foregoing disclosures and has requested Arthur Andersen LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A representative of Arthur Andersen LLP has informed the Company that Arthur Andersen LLP no longer has the ability to furnish such letters. Accordingly, pursuant to Item 304T of Regulation S-K, no response from Arthur Andersen LLP will be filed as an exhibit hereto.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 AMERICAN LAWYER MEDIA, INC.


                                                 By: /s/ Stephen Jacobs
                                                    ________________________
                                                    Stephen Jacobs
                                                    Chief Financial Officer

Date:  July 29, 2002